Exhibit 99.5

AMENDED AND RESTATED JOINT FILING AGREEMENT

THIS AMENDED AND RESTATED JOINT FILING AGREEMENT is entered into as of January 15, 2009, by and among the parties hereto. The undersigned hereby agree that the Statement on Schedule 13D with respect to the common stock, par value $0.001 per share, of Nuance Communications, Inc., a Delaware corporation formerly known as ScanSoft, Inc., and any amendment thereafter signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of 13d-1(k) under the Securities Exchange Act of 1934, as amended.

Dated: January 15, 2009	WARBURG PINCUS PRIVATE EQUITY X, L.P.
	By:	Warburg Pincus X L.P.,
its General Partner

	By:	Warburg Pincus X LLC,
its General Partner

	By:	Warburg Pincus Partners, LLC,
its Sole Member

	By:	Warburg Pincus & Co.,
its Managing Member

	By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Partner

Dated: January 15, 2009	WARBURG PINCUS X PARTNERS, L.P.
	By:	Warburg Pincus X L.P.,
its General Partner

	By:	Warburg Pincus X LLC,
its General Partner

	By:	Warburg Pincus Partners, LLC,
its Sole Member

	By:	Warburg Pincus & Co.,
its Managing Member

	By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Partner

Dated: January 15, 2009	WARBURG PINCUS X, LLC
	By:	Warburg Pincus Partners, LLC,
its Sole Member

	By:	Warburg Pincus & Co.,
its Managing Member

	By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Partner

Dated: January 15, 2009	WARBURG PINCUS X, L.P.
	By:	Warburg Pincus X LLC,
its General Partner

	By:	Warburg Pincus Partners, LLC,
its Sole Member

	By:	Warburg Pincus & Co.,
its Managing Member

	By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Member

Dated: January 15, 2009	WARBURG PINCUS PRIVATE EQUITY VIII,
L.P.
	By:	Warburg Pincus Partners, LLC,
its General Partner

	By:	Warburg Pincus & Co.,
its Managing Member

	By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Partner

Dated: January 15, 2009	WARBURG PINCUS PARTNERS, LLC
	By:	Warburg Pincus & Co.,
its Managing Member

	By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Partner

Dated: January 15, 2009	WARBURG PINCUS LLC

	By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Managing Director

Dated: January 15, 2009	WARBURG PINCUS & CO.

	By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Partner

Dated: January 15, 2009

	By:	/s/ Scott A. Arenare
Name: Charles R. Kaye
By: Scott A. Arenare, Attorney-in-Fact*

Dated: January 15, 2009

	By:	/s/ Scott A. Arenare
Name: Joseph P. Landy
By: Scott A. Arenare, Attorney-in-Fact**

* Power of Attorney given by Mr. Kaye was previously filed with the SEC on March 2, 2006 as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.

** Power of Attorney given by Mr. Landy was previously filed with the SEC on March 2, 2006 as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.